                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549
                                 ____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported)
                               November 22, 1996
                               -----------------


                             Segue Software, Inc.
               ------------------------------------------------
              (Exact name of Registrant as Specified in Charter)


             Delaware             0-27794            95-4188982
           -------------      --------------     ------------------
          (State or Other      (Commission          (IRS Employer
          Jurisdiction of      File Number)       Identification No.)
          Incorporation)


            1320 Centre Street, Newton Centre, Massachusetts  02159
            -------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code:  (617) 796-1000


                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS.

          On October 15, 1996, Segue Software, Inc. announced that it had reached a settlement with Softbridge, Inc. ("Softbridge") related to a complaint filed by Softbridge in the Superior Court for the Commonwealth of Massachusetts captioned Softbridge, Inc. v. Laurence Kepple et al.
          ------------------------------------------

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SEGUE SOFTWARE, INC.



Date: November 22, 1996             By: /s/ J. JEFFREY BINGENHEIMER
                                       -----------------------------
                                       J. Jeffrey Bingenheimer
                                       Chief Financial Officer